Exhibit 99.2

Unaudited Proforma Financial Statements

The following Unaudited Pro Forma Financial Statements are based on Red Lion Hotels Corporation’s (the “Company’s”) historical consolidated results of operations and financial position, adjusted to give effect to the asset sales described in Item 2.01 of this Form 8-K, as if they had been completed on March 31, 2018 with respect to the pro forma unaudited condensed balance sheet and as of January 1, 2017 with respect to the pro forma unaudited condensed statements of operations. This transaction does not represent discontinued operations under ASC 205, Presentation of Financial Statements.

The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Annual Report”). The Unaudited Pro Forma Financial Statements may differ materially from the future financial position or results of operations due to a number of factors described in “Risk Factors” under Item 1A of Part 1 of our Annual Report and “Forward-Looking Statements” under Item 1 of Part 1 of our Annual Report.

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2018

	March 31, 2018	Less: Bend, Post Falls, and Port Angeles Hotel Assets Sold (q)	Less: Spokane Hotel Assets Sold		Add: Pro Forma Adjustments		Pro Forma
			(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$25,426	$5,452	$25,668	(a)	$796	(f)	$49,728
					9,038	(g)
					(16,652	) (h)
Restricted cash	13,681	(1,360)			(9,038	) (g)	3,283
Accounts receivable, net	12,957	(189)			(582	) (f)	12,186
Accounts receivable from related parties	1,870	(29)					1,841
Notes receivable, net	1,239						1,239
Inventories	406	(44)			(50	) (f)	312
Prepaid expenses and other	5,911	(127)			(112	) (f)	5,672
Assets held for sale	12,446	(12,446)					—

Total current assets	73,936	(8,743)	25,668		(16,600)		74,261

Property and equipment, net	155,849	(7,778)	(19,720	) (b)			128,351
Goodwill	9,404						9,404
Intangible assets	50,255						50,255
Other assets, net	4,858						4,858

Total assets	$294,302	$(16,521)	$5,948		$(16,600)		$267,129

LIABILITIES
Current liabilities:
Accounts payable	$5,667	$(98)			$(78	) (f)	5,491
Accrued payroll and related benefits	3,113	(111)			(112	) (f)	2,890
Other accrued liabilities	5,551	(535)	(75	) (c)	(528	) (f)	4,413
Long-term debt, due within one year	33,924	(24,986)	(8,938	) (d)
Contingent consideration for acquisition due to related party, due within one year	5,446						5,446

Total current liabilities	53,701	(25,730)	(9,013)		(718)		18,240

Long-term debt, due after one year, net of debt issuance costs	39,593						39,593
Contingent consideration for acquisition due to related party, due after one year
Deferred income and other long term liabilities	1,407						1,407
Deferred income taxes	2,301						2,301

Total liabilities	97,002	(25,730)	(9,013)		(718)		61,541

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Red Lion Hotels Corporation stockholders’ equity
Preferred stock – 5,000,000 shares authorized; $0.01 par value; no shares issued or outstanding	—
Common stock – 50,000,000 shares authorized; $0.01 par value; 24,125,600 shares issued and outstanding	241						241
Additional paid-in capital, common stock	178,318						178,318
Accumulated deficit	(13,390)	13,361	14,961	(e)	(163	) (e)	14,769

Total Red Lion Hotels Corporation stockholders’ equity	165,169	13,361	14,961		(163)		193,328
Noncontrolling interest	32,131	(4,152)			(15,719	) (i)	12,260

Total stockholders’ equity	197,300	9,209	14,961		(15,882)		205,588

Total liabilities and stockholders’ equity	$294,302	$(16,521)	$5,948		$(16,600)		$267,129

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For Year Ended December 31, 2017

	As Reported	Less: Redding, Eureka, Boise, Richland, Pasco, Bend, Post Falls, and Port Angeles Hotel Assets Sold (m)	Less: Spokane Hotel Asset Sold		Pro Forma
			(in thousands)
Revenue:
Company operated hotels	$119,186	$(40,758)	$(14,559	) (k)	$63,869
Other revenues from managed properties	3,914				3,914
Franchised hotels	48,559	3,549	—		52,108
Other	267				267

Total revenues	171,926	(37,209)	(14,559)		120,158

Operating expenses:
Company operated hotels	91,622	(31,383)	(10,586	) (k)	49,653
Other costs from managed properties	3,914				3,914
Franchised hotels	34,794	2,160	—		36,954
Other	(9)				(9)
Depreciation and amortization	18,824	(3,993)	(2,428	) (k)	12,403
Hotel facility and land lease	4,806	(70)			4,736
Gain on asset dispositions, net	(449)	5	(9	) (k)	(453)
General and administrative expenses	15,792	1,318	343	(o)	17,453
Acquisition and integration costs	1,529				1,529

Total operating expenses	170,823	(31,961)	(12,680)		126,180

Operating income (loss)	1,103	(5,248)	(1,879)		(6,022)
Other income (expense):
Interest expense	(8,252)	2,256	1,342	(p)	(4,654)
Other income, net	818				818

Total other income (expense)	(7,434)	2,256	1,342		(3,836)

Income (loss) from continuing operations before taxes	(6,331)	(2,992)	(537)		(9,858)
Income tax expense	(4,662)				(4,662)

Net income (loss) from continuing operations	(1,669)	(2,992)	(537)		(5,196)
Net (income) loss attributable to noncontrolling interest	2,069	533	(133	) (i)	2,469

Net income (loss) attributable to RLH Corporation from continuing operations	$400	$(2,458)	$(670)		$(2,727)

Earnings (loss) per share – basic
Income (loss) from continuing operations attributable to RLH Corporation	$0.01				$(0.12)

Earnings (loss) per share – diluted
Income (loss) from continuing operations attributable to RLH Corporation	$0.01				$(0.12)

Weighted average shares – basic	23,669				23,699
Weighted average shares – diluted	24,253				23,699

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For Three Months March 31, 2018

	As Reported	Less: Redding, Eureka, Boise, Richland, Pasco, Bend, Post Falls, and Port Angeles Hotel Assets Sold (m)	Less: Spokane Hotel Asset Sold		Pro Forma
			(in thousands)
Revenue:
Company operated hotels	$22,003	$(4,942)	$(2,808	) (k)	$14,253
Other revenues from managed properties	893				893
Franchised hotels	10,123	283			10,406
Other	20				20

Total revenues	33,039	(4,659)	(2,808)		25,572

Operating expenses:
Company operated hotels	19,547	(4,819)	(2,312	) (k)	12,416
Other costs from managed properties	893				893
Franchised hotels	7,901	103			8,004
Other	(7)				(7)
Depreciation and amortization	4,392	(130)	(596	) (k)	3,666
Hotel facility and land lease	1,204	(17)			1,187
Gain on asset dispositions, net	(14,043)	13,926 (j)			(117)
General and administrative expenses	3,486	267	89	(o)	3,842
Acquisition and integration costs	104				104

Total operating expenses	23,477	9,329	(2,819)		29,988

Operating income (loss)	9,562	(13,988)	11		(4,416)
Other income (expense):
Interest expense	(2,247)	808	284	(p)	(1,155)
Other income, net	158				158

Total other income (expense)	(2,089)	808	284		(997)

Income (loss) from continuing operations before taxes	7,473	(13,180)	295		(5,413)
Income tax expense	135				135

Net income (loss) from continuing operations	7,338	(13,180)	295		(5,548)
Net (income) loss attributable to noncontrolling interest	(4,750)	5,783	(215	) (i)	818

Net income (loss) attributable to RLH Corporation from continuing operations	$2,588	$(7,397)	$80		$(4,730)

Earnings (loss) per share – basic
Income (loss) from continuing operations attributable to RLH Corporation	$0.11				$(0.20)

Earnings (loss) per share – diluted
Income (loss) from continuing operations attributable to RLH Corporation	$0.10				$(0.20)

Weighted average shares – basic	24,101				24,101
Weighted average shares – diluted	25,166				24,101

Notes to Unaudited Pro Forma Condensed Financial Information

Note 1 — Basis of presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are (1) directly attributable to the sale of the asset, (2) factually supportable and (3) with respect to the unaudited pro forma condensed statements of operations, expected to have a continuing impact on the results following the sale of the assets. These proforma financial statements also reflect the impact of the sales of hotels in Eureka, CA, Redding, CA, Boise, ID, Post Falls, ID, Richland, WA Pasco, WA, Port Angeles, WA and Bend, OR which were previously reported.

Note 2 — The transaction

On July 16, 2018, RL Spokane, LLC completed the sale of the Red Lion Hotel at the Park in Spokane, WA (the “Hotel”) to The Centennial LLC, a Washington limited liability company (the “Purchaser”). The purchase price for the Hotel was $35 million, which was paid in cash at closing.

RL Spokane, LLC is a wholly owned subsidiary of RL Venture, LLC. RL Venture, LLC is a variable interest entity in which Red Lion Hotels Corporation (the “Company”) holds a 55% interest, and therefore the Company consolidates the assets, liabilities and results of operations of this entity.

Note 3 — Pro forma adjustments

The following adjustments have been reflected in the unaudited pro forma condensed financial information:

(a)	Reflects the cash from the sale of assets less selling costs and the proforma repayment of debt.

(b)	Reflects the basis of the assets sold.

(c)	Reflects the capital leases assumed by the purchaser.

(d)	Represents the related debt payment made at the closing of the sale of the assets.

(e)	Reflects the gain on sale and/or settlement of the assets.

(f)	Reflects the settlement of all other assets and liabilities related to the Spokane assets sold.

(g)	Represents the release of restricted cash related to the assets sold and retirement of debt.

(h)	Represents the proforma distribution of cash to the noncontrolling interest.

(i)	Reflects the removal of the noncontrolling interest portion of the transaction.

(j)	Removes the gain on the sales of the hotels in Eureka, CA, Redding, CA, Boise, ID, Richland, WA, and Pasco, WA which were reported in the three months ended March 31, 2018.

(k)	Reflects the elimination of direct revenues and expenses related to the Spokane assets sold.

(l)	Not used.

(m)	Impact of the sales of hotels in Eureka, CA, Redding, CA, Boise, ID, Post Falls, ID, Richland, WA, Pasco, WA and Bend, OR which were previously reported.

(n)	Not used.

(o)	Reflects the corporate and administrative expenses which were previously allocated to the assets sold.

(p)	Reflects interest expense on allocated debt related to assets sold.

(q)	Reflects the sales of the hotels in Bend, OR, Post Falls, ID and Port Angeles, WA as these transactions closed after March 31, 2018.